UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, the Board of Directors (the “Board”) of Hanesbrands Inc. (the “Company”) increased the number of members of the Board from ten to 11 and elected Mark Irvin to serve as a director of the Company, each effective as of February 22, 2023. Mr. Irvin was also appointed as a member of the Governance and Nominating Committee of the Board. Mr. Irvin will serve for a term expiring at the Company’s 2023 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation or removal.

Mr. Irvin’s compensation will be consistent with the Company’s previously disclosed standard compensatory arrangements for non-employee directors, which are described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 14, 2022, under the heading “Director Compensation.” Mr. Irvin’s compensation for 2023 will be prorated to reflect the commencement date of his Board service.

Other than the standard compensation arrangements described above, there are no arrangements or understandings between Mr. Irvin and any other person pursuant to which he was elected as a director. The Company is not aware of any transaction with Mr. Irvin that would require disclosure under Item 404(a) of Regulation S-K.

In addition, on February 27, 2023, the Company announced that Bobby J. Griffin, a director of the Company, plans to retire from the Board when his current term expires at the 2023 annual meeting of stockholders. The press release issued by the Company announcing Mr. Irvin’s election and Mr. Griffin’s retirement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: February 27, 2023	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	EVP, Chief Legal and Compliance Officer & Corporate Secretary